                                                                   Exhibit III

                            JOINT FILING AGREEMENT


The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is in accurate.

Dated as of the 30th of June, 1997.

THE TCW GROUP, INC.


/S/  Mohan V. Phansalkar
-----------------------------------
Mohan V. Phansalkar, Authorized Signatory


TRUST COMPANY OF THE WEST

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory


TCW ASSET MANAGEMENT COMPANY

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory


TCW SPECIAL CREDITS

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company,
the Managing General Partner of TCW
Special Credits


TCW SPECIAL CREDITS FUND III

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits, the General
Partner of TCW Special Credits
Fund III

TCW SPECIAL CREDITS FUND IIIb

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits, the General
Partner of TCW Special Credits
Fund IIIb


TCW SPECIAL CREDITS TRUST

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory
of Trust Company of the West, the trustee
of TCW Special Credits Trust


TCW SPECIAL CREDITS TRUST IIIb

/s/  Kenneth Liang
-----------------------------------
Kenneth Liang, Authorized Signatory
of Trust Company
of the West, the trustee
of TCW Special Credits
Trust IIIb

ROBERT A. DAY

By: /s/  Mohan V. Phansalkar
   --------------------------------
   Mohan V. Phansalkar
   Under Power of Attorney dated
   January 30, 1996, on file with
   Schedule 13G Amendment No. 1 for
   Matrix Service Co, dated January 30, 1996